Columbia Financial, Inc.
Announces Seventh Stock Repurchase Program

Fair Lawn, New Jersey, September 8, 2025 - Columbia Financial, Inc. (Nasdaq: CLBK) (the “Company”), the holding company for Columbia Bank, today announced that the Company’s Board of Directors has authorized a new stock repurchase program to acquire up to 1,800,000 shares, or approximately 1.7%, of the Company's currently issued and outstanding common stock. The stock repurchase program was adopted following the receipt of a notice of non-objection from the Federal Reserve Bank of Philadelphia.
The stock repurchase program permits shares to be repurchased in open market or private transactions, privately negotiated transactions, and pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission.
The stock repurchase program will be in effect for a one-year period, and the timing and actual number of shares repurchased will depend on a variety of factors including price, corporate and regulatory requirements, market conditions, and other corporate liquidity requirements and priorities. The stock repurchase program does not obligate the Company to purchase any particular number of shares and may be suspended or discontinued at any time.
The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate and regulatory requirements, market conditions, and other corporate liquidity requirements and priorities. The repurchase program does not obligate the Company to purchase any particular number of shares and may be extended, modified or discontinued at any time.
About Columbia Financial, Inc.
The consolidated financial results include the accounts of Columbia Financial, Inc., its wholly-owned subsidiary Columbia Bank (the "Bank") and the Bank's wholly-owned subsidiaries. Columbia Financial, Inc. is a Delaware corporation organized as Columbia Bank's mid-tier stock holding company. Columbia Financial, Inc. is a majority-owned subsidiary of Columbia Bank, MHC. Columbia Bank is a federally chartered savings bank headquartered in Fair Lawn, New Jersey that operates 69 full-service banking offices and offers traditional financial services to consumers and businesses in its market area.
Forward Looking Statements
Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “projects,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates, higher inflation and their impact on national and local economic conditions; changes in monetary and fiscal policies of the U.S. Treasury, the Board of Governors of the Federal Reserve System and other governmental entities; the impact of tariffs, sanctions and other trade policies of the United States and its global trading counterparts; the impact of legal, judicial and regulatory proceedings or investigations, competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect a borrowers’ ability to service and repay the Company’s loans; the effect of acts of terrorism, war or pandemics, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions; changes in the value of securities in the Company’s portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and securities; legislative changes and changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s consolidated financial statements will become impaired; cyber-attacks, computer viruses and other technological risks that may breach the security of our systems and allow unauthorized access to confidential information; the inability of third party service providers to perform; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits and effectively manage liquidity; risks related to the implementation of acquisitions, dispositions, and restructurings; the successful implementation of our December 2024 balance sheet repositioning transaction; the risk that the Company may not be successful in the implementation of its business strategy, or its integration of acquired financial institutions and businesses, and changes in assumptions used in making such forward-looking statements which are subject to numerous risks and uncertainties, including but not limited to, those set forth in Item 1A of the Company's Annual Report on Form 10-K and those set forth in the Company's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company's actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.